UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	September 18, 2014
(Date of earliest event reported)	September 18, 2014

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01		Other Events

As previously reported in our filings with the Securities and Exchange Commission (“SEC”) on January 31, 2014, we completed the separation of our natural gas distribution business into a stand-alone publicly traded company called ONE Gas, Inc. (“ONE Gas”). ONE Gas consists of our former Natural Gas Distribution segment. Additionally, on March 31, 2014, we completed the accelerated wind down of our Energy Services segment. As a result of these two events, the results of operations of our former Natural Gas Distribution and Energy Services segments were reported as discontinued operations, and we have realigned our segments beginning with our Quarterly Report on Form 10-Q for the period ended March 31, 2014, filed with the SEC on May 7, 2014.

The exhibits attached to this Current Report on Form 8-K (this “Form 8-K”) have been provided to reflect revisions to the audited financial statements and certain disclosures included in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 (our “2013 Form 10-K”), for the following:

	•	present as discontinued operations our former Natural Gas Distribution and Energy Services segments; and

	•	the realignment of our reportable segments into Natural Gas Gathering and Processing, Natural Gas Liquids and Natural Gas Pipelines.

Such revised Financial Statements and Supplementary Data (Item 8) are attached as Exhibit 99.3 to this Form 8-K. In addition, we are including as Exhibits 99.1 and 99.2 to this Form 8-K, Selected Financial Data (Item 6) and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), respectively, which also reflect the changes noted above. Each of the foregoing exhibits is incorporated by reference into this Item 8.01.

In order to preserve the nature and character of the disclosures set forth in our 2013 Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the reclassification of our former Natural Gas Distribution and Energy Services segments as discontinued operations and the realignment of our reportable segments, as described above. No attempt has been made in the Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data included in Exhibits 99.1, 99.2 and 99.3 in this Form 8-K, and they should not be read, to modify or update other disclosures presented in our 2013 Form 10-K to reflect events or occurrences after the date of the filing of our 2013 Form 10-K. Therefore, this Form 8-K should be read in conjunction with our 2013 Form 10-K and filings we have made with the SEC subsequent to the filing of our 2013 Form 10-K, including our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2014 and June 30, 2014, filed on May 7, 2014 and August 6, 2014, respectively.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

23.1		Consent of Independent Registered Public Accounting Firm.*
99.1		Item 6. Selected Financial Data.*
99.2		Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.*
99.3		Item 8. Financial Statements and Supplementary Data.*
101.INS		XBRL Instance Document.**
101.SCH		XBRL Taxonomy Extension Schema Document.**
101.CAL		XBRL Taxonomy Calculation Linkbase Document.**
101.DEF		XBRL Taxonomy Extension Definitions Document.**
101.LAB		XBRL Taxonomy Label Linkbase Document.**
101.PRE		XBRL Taxonomy Presentation Linkbase Document.**

*	Filed herewith.

**	Furnished herewith.

Attached as Exhibit 101 to this Current Report are the following XBRL-related documents: (i) Document and Entity Information; (ii) Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011; (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2013, 2012 and 2011; (iv) Consolidated Balance Sheets at December 31, 2013 and 2012; (v) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011; (vi) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2013, 2012 and 2011; and (vii) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	September 18, 2014	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.*
99.1	Item 6. Selected Financial Data.*
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.*
99.3	Item 8. Financial Statements and Supplementary Data.*
101.INS	XBRL Instance Document.**
101.SCH	XBRL Taxonomy Extension Schema Document.**
101.CAL	XBRL Taxonomy Calculation Linkbase Document.**
101.DEF	XBRL Taxonomy Extension Definitions Document.**
101.LAB	XBRL Taxonomy Label Linkbase Document.**
101.PRE	XBRL Taxonomy Presentation Linkbase Document.**

*	Filed herewith.

**	Furnished herewith.

Attached as Exhibit 101 to this Current Report are the following XBRL-related documents: (i) Document and Entity Information; (ii) Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011; (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2013, 2012 and 2011; (iv) Consolidated Balance Sheets at December 31, 2013 and 2012; (v) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011; (vi) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2013, 2012 and 2011; and (vii) Notes to Consolidated Financial Statements.

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